UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 21, 2026
INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-5820
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	IBCP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Company's Annual Meeting of Shareholders held on April 21, 2026, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 6, 2026. The voting results are as follows:

Proposal 1:    Election of Directors

The following individuals were elected to serve as directors of the Company to hold office until the 2029 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Against	Withheld	Broker Non-Votes
Terance L. Beia	16,689,234	217,090	38,267	1,423,619
Stephen L. Gulis, Jr.	16,530,123	381,471	32,997	1,423,619
William B. Kessel	16,748,874	160,829	34,888	1,423,619

The following individual was elected to serve as a director of the Company to hold office until the 2027 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Against	Withheld	Broker Non-Votes
Michael G. Wooldridge	16,840,747	67,781	36,063	1,423,619

Proposal 2:    Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Crowe LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
17,973,910	363,239	31,061	—

Proposal 3:    Advisory (Non-Binding) Vote on Executive Compensation

The shareholders approved a proposed resolution approving the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Broker Non-Votes
16,605,837	239,310	99,444	1,423,619

Proposal 4:    Advisory (Non-Binding) Vote on the Frequency of Advisory Vote on Executive Compensation

The shareholders voted on their preference as to whether the shareholder advisory vote on the compensation of the Company’s named executive officers take place every 1 year, 2 years, or 3 years as follows:

1 Year	2 Years	3 Years	Abstain
15,933,488	20,840	938,740	51,523

In light of the recommendation of the Board of Directors that the shareholder advisory vote on the Company’s named executive officers take place every year and the fact that this choice was the preference of more than 94% of the votes cast on this proposal, the Company will hold the shareholder advisory vote on the compensation of the Company’s named executive officers every year until at least the next required vote on the frequency of shareholder votes on the compensation of executives.
Item 9.01.    Financial Statements and Exhibits
Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	April 24, 2026	By	/s/Gavin A. Mohr
Gavin A. Mohr, Principal Financial Officer
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